Exhibit 32.2

TEAM NATION HOLDINGS CORPORATION FORM 10-Q
FOR THE QUARTER ENDED JUNE 30, 2008
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Cole, certify that

1.	I am Chief Financial Officer of Team Nation Holdings Corporation.
2.
Attached to this certification is Form 10-Q for the quarter ended June 30, 2008, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains consolidated financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
a.	The periodic report containing the consolidated financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
b.	The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.

August 13, 2008                                                                           /s/ David Cole
David Cole
Chief Financial Officer
(Principal Financial Officer)